--------------------------------------------------------------------------------

-----------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND OF
MERCURY ASSET MANAGEMENT V.I. FUNDS, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2000

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Semi-Annual Report
June 30, 2000
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide you with this semi-annual report for the Mercury V.I. US Large Cap Fund. The Fund's main goal is long-term capital growth through investments primarily in a diversified portfolio of equity securities of large cap companies located in the United States, which are undervalued or have good prospects for earnings growth. In this report, we provide information on the Fund's performance, discuss our investment strategies and highlight some of the Fund's holdings.

INVESTMENT ENVIRONMENT

The strong growth in the US equity markets witnessed in 1999 slowed in the six months ended June 30, 2000, with the broader unmanaged Standard & Poor's 500 (S&P 500) Index ending down 1.0% for the six-month period, compared to 7.0% for the previous six months. The market continued its bullish run through the end of 1999 and into the first two months of 2000, but faltered as the first quarter of 2000 drew to a close. This happened because of the prospect of further interest rate increases, spurred on by Federal Reserve Board Chairman Alan Greenspan's comments on economic overheating and further monetary tightening in the face of continued robust gross domestic product performance. As a result, high-growth stocks, and the implicitly high valuations that accompanied them, came under close scrutiny. Stocks with short trading histories and prospects of profitability were severely pressured, owing to harsher-than-anticipated valuation compression. Consequently, there was a severe and rapid move from "new economy" stocks into old economy names, which caught Wall Street by surprise. The highly rated business-to-business companies such as TIBCO Software Inc. and Commerce One, Inc. exhibited particular weakness and even the larger sector stalwarts such as Cisco Systems, Inc. and EMC Corporation were also subjected to investor apathy.

The Procter & Gamble Company was also negatively affected by the increasing evidence of a harsh commercial environment, issuing its second profits warning of the year. Dial Corporation, another consumer staple company, also suffered slowing sales growth. We believe this is symptomatic of the general malaise in the broader retail market. Moreover, Microsoft Corporation suffered a poor quarter of performance, caught in the throes of its ongoing battle with the US Department of Justice over alleged anti-competitive practices.

The onset of the earnings season during the period highlighted value as the corporate bottom line resurfaced for scrutiny. The season started with disappointing results from technology heavyweights such as Motorola Inc., which failed to impress global analysts in relation to its Scandinavian peers Nokia Oyj and Telefonaktiebolaget LM Ericsson. However, Oracle Corporation and Sun Microsystems, Inc. both beat consensus earnings estimates by comfortable margins of $0.3 in each case. What these results show is that large-capitalization technology companies have possessed a substantial ability to deliver on growth promises while adding real value and real profit.

PORTFOLIO ACTIVITIES

During the six months ended June 30, 2000, the Fund's Class A Shares had a total return of -3.91%, underperforming the S&P 500 Index by -0.42%. Since the Fund commenced operations on April 30, 1999, we have seen a steady inflow of cash, and the Fund had net assets of more than $44.7 million at June 30, 2000, with the Fund fully invested with common stocks comprising 97.1% of the Fund's net assets.

There were two distinct periods of very different market psychology during the six months ended June 30, 2000. The Fund's overweighted position in telecommunications and technology, which began as solid performers in the new millennium, suffered during the NASDAQ correction in March and April. The style shift toward old economy stocks and out of technology was pronounced during these months and caused the Fund to underperform, primarily during April and May. Although we retain a bias toward the quality growth companies in technology and telecommunications that we had favored throughout 1999 (such as EMC Corporation, Nortel Networks Corporation and Texas Instruments Incorporated), we moved the portfolio into a slightly more defensive mode during April and May. In

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Semi-Annual Report
June 30, 2000  (Concluded)
--------------------------------------------------------------------------------
addition, we added some old economy stocks (Anheuser-Busch Companies, Inc., Schlumberger Limited, Halliburton Company and Boeing Company) to provide diversification to the portfolio at a time when markets are experiencing unprecedented volatility. This portfolio theme is likely to persist until we believe that the market gains a clearer direction and we are more comfortable with the performance of the US economy under the current phase of monetary policy tightening.

IN CONCLUSION

We thank you for your investment in Mercury V.I. U.S. Large Cap Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Jeffrey Peek

Jeffrey Peek
President

/s/ Michael Morony

Michael Morony
Portfolio Manager

August 8, 2000

--------------------------------------------------------------------------------

MERCURY INTERNATIONAL V.I. U.S. LARGE CAP FUND
Performance Information as of June 30, 2000
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

CLASS A SHARES                                                  % RETURN
--------------------------------------------------------------------------
Year Ended 6/30/00                                             +10.37%
--------------------------------------------------------------------------
Inception (4/30/99) to 6/30/00                                 +13.74%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                         6 MONTH           12 MONTH     SINCE INCEPTION
AS OF JUNE 30, 2000                                    TOTAL RETURN      TOTAL RETURN    TOTAL RETURN
-------------------------------------------------------------------------------------------------------
Class A Shares                                               -3.91%       +10.37%          +16.22%
-------------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on April 30, 1999.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Schedule of Investments as of June 30, 2000
--------------------------------------------------------------------------------

                            SHARES                                                                          PERCENT OF
INDUSTRY                     HELD                          COMMON STOCKS                         VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           10,530   The Boeing Company                                     $   440,286       1.0%
                              19,080   United Technologies Corporation                          1,123,335       2.5
                                                                                              -----------     -----
                                                                                                1,563,621       3.5
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                   10,680   Ford Motor Company                                         459,240       1.0
                               1,342   +Visteon Corporation                                        16,272       0.0
                                                                                              -----------     -----
                                                                                                  475,512       1.0
-----------------------------------------------------------------------------------------------------------------------
BANKS                         14,650   The Chase Manhattan Corporation                            674,816       1.5
                              14,700   FleetBoston Financial Corporation                          499,800       1.1
                                                                                              -----------     -----
                                                                                                1,174,616       2.6
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES                      5,940   Anheuser-Busch Companies, Inc.                             443,644       1.0
                               3,570   The Coca-Cola Company                                      205,052       0.5
                              30,640   PepsiCo, Inc.                                            1,361,565       3.0
                                                                                              -----------     -----
                                                                                                2,010,261       4.5
-----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                  6,460   +Amgen Inc.                                                453,815       1.0
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                23,660   +Cisco Systems, Inc.                                     1,503,889       3.4
EQUIPMENT                      2,810   +Efficient Networks, Inc.                                  206,711       0.5
                               5,000   +JDS Uniphase Corporation                                  599,063       1.3
                              15,630   Nortel Networks Corporation                              1,066,747       2.4
                               3,330   +VeriSign, Inc.                                            587,121       1.3
                                                                                              -----------     -----
                                                                                                3,963,531       8.9
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS &                   14,800   +Dell Computer Corporation                                 729,825       1.6
PERIPHERALS                    9,900   +EMC Corporation                                           761,681       1.7
                               7,190   +Sun Microsystems, Inc.                                    653,841       1.5
                                                                                              -----------     -----
                                                                                                2,145,347       4.8
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                   14,010   American Express Company                                   730,271       1.6
FINANCIALS                    20,400   Citigroup Inc.                                           1,229,100       2.7
                                                                                              -----------     -----
                                                                                                1,959,371       4.3
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                   11,250   AT&T Corp.                                                 355,781       0.8
TELECOMMUNICATION              3,900   +Amdocs Limited                                            299,325       0.7
SERVICES                      20,950   Bell Atlantic Corporation                                1,064,522       2.4
                               5,520   +Level 3 Communications, Inc.                              485,415       1.1
                               8,810   SBC Communications Inc.                                    381,032       0.9
                               7,920   Sprint Corp. (FON Group)                                   403,920       0.9
                                                                                              -----------     -----
                                                                                                2,989,995       6.8
-----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &            10,700   Halliburton Company                                        504,906       1.1
SERVICE                        6,360   Schlumberger Limited                                       474,615       1.1
                                                                                              -----------     -----
                                                                                                  979,521       2.2
-----------------------------------------------------------------------------------------------------------------------
FOOD & DRUG                    6,620   +Safeway Inc.                                              298,727       0.7
RETAILING                     32,720   Walgreen Co.                                             1,053,175       2.4
                                                                                              -----------     -----
                                                                                                1,351,902       3.1
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &       15,110   Medtronic, Inc.                                            752,667       1.7
SUPPLIES
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS             5,840   The Procter & Gamble Company                               334,340       0.7
-----------------------------------------------------------------------------------------------------------------------
IT CONSULTING &                6,300   Electronic Data Systems Corporation                        259,875       0.6
SERVICES
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                    53,000   General Electric Company                                 2,809,000       6.3
CONGLOMERATES
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                     12,300   American International Group, Inc.                       1,445,250       3.2
-----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &           16,050   +America Online, Inc.                                      846,638       1.9
SERVICES                       6,150   +Commerce One, Inc.                                        280,209       0.6
                               3,100   +TIBCO Software Inc.                                       332,475       0.7
                                                                                              -----------     -----

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Schedule of Investments as of June 30, 2000  (Concluded)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                1,459,322       3.2
                            SHARES                                                                          PERCENT OF
INDUSTRY                     HELD                          COMMON STOCKS                         VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL              12,300   +Kohl's Corporation                                    $   684,187       1.5%
                              20,850   Wal-Mart Stores, Inc.                                    1,201,481       2.7
                                                                                              -----------     -----
                                                                                                1,885,668       4.2
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS                      8,230   Chevron Corporation                                        698,007       1.6
                              21,456   Exxon Mobil Corporation                                  1,684,296       3.8
                              12,510   Texaco Inc.                                                666,158       1.5
                                                                                              -----------     -----
                                                                                                3,048,461       6.9
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                12,300   International Paper Company                                366,694       0.8
PRODUCTS                      11,470   Weyerhaeuser Company                                       493,210       1.1
                                                                                              -----------     -----
                                                                                                  859,904       1.9
-----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS              8,960   The Estee Lauder Companies Inc. (Class A)                  442,960       1.0
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               16,620   Bristol-Myers Squibb Company                               968,115       2.2
                              10,530   Merck & Co., Inc.                                          806,861       1.8
                              36,418   Pfizer Inc.                                              1,748,040       3.9
                              10,965   Pharmacia Corporation                                      566,753       1.3
                                                                                              -----------     -----
                                                                                                4,089,769       9.2
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR                  3,230   +Applied Materials, Inc.                                   292,719       0.7
EQUIPMENT & PRODUCTS          11,620   Intel Corporation                                        1,552,723       3.5
                              13,440   Texas Instruments Incorporated                             923,160       2.1
                                                                                              -----------     -----
                                                                                                2,768,602       6.3
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE                       7,510   +Citrix Systems, Inc.                                      142,221       0.3
                              21,260   +Microsoft Corporation                                   1,699,471       3.8
                               7,710   +Oracle Corporation                                        647,640       1.4
                                                                                              -----------     -----
                                                                                                2,489,332       5.5
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL               6,435   The Home Depot, Inc.                                       321,348       0.7
-----------------------------------------------------------------------------------------------------------------------
WIRELESS                      10,530   +Nextel Communications, Inc. (Class A)                     644,304       1.4
TELECOMMUNICATION             12,090   +Sprint Corp. (PCS Group)                                  719,355       1.6
SERVICES                                                                                        1,363,659       3.0
-----------------------------------------------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS (COST--$41,584,875)                 43,397,649      97.1
-----------------------------------------------------------------------------------------------------------------------
                             FACE
                            AMOUNT                     SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*         $1,070,000   General Motors Acceptance Corp.,
                                        7.13% due 7/03/2000                                     1,069,576       2.4
-----------------------------------------------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM SECURITIES (COST--$1,069,576)           1,069,576       2.4
-----------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS (COST--$42,654,451)................   44,467,225      99.5

                                       TIME DEPOSITS**......................................    2,000,000       4.5

                                       LIABILITIES IN EXCESS OF OTHER ASSETS................   (1,762,777)     (4.0)
                                                                                              -----------     -----
                                       NET ASSETS...........................................  $44,704,448     100.0%
                                                                                              ===========     =====
-----------------------------------------------------------------------------------------------------------------------

 + Non-income producing security.

 * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

** Time deposits bear interest at 6.937% and mature on July 3, 2000.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Statement of Assets and Liabilities as of June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $42,654,451)......               $44,467,225
Time deposits...............................................                 2,000,000
Receivables:
  Capital shares sold.......................................  $   96,507
  Dividends.................................................      13,350
  Interest..................................................         385       110,242
                                                              ----------
Prepaid expense.............................................                    63,587
                                                                           -----------
  Total assets..............................................                46,641,054
                                                                           -----------
LIABILITIES:
Payables:
  Securities purchased......................................   1,830,769
  Investment adviser........................................      18,446
  Capital shares redeemed...................................         127     1,849,342
                                                              ----------
Accrued expenses and other liabilities......................                    87,264
                                                                           -----------
  Total liabilities.........................................                 1,936,606
                                                                           -----------
NET ASSETS:
Net assets..................................................               $44,704,448
                                                                           ===========
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.0001 par value,
  200,000,000 shares authorized+............................               $       387
Paid-in capital in excess of par............................                42,721,319
Accumulated investment loss on investments -- net...........                   (13,723)
Undistributed realized capital gain on investments -- net...                   183,691
Unrealized appreciation on investments -- net...............                 1,812,774
                                                                           -----------
NET ASSETS..................................................               $44,704,448
                                                                           ===========
NET ASSET VALUE:
Class A -- Based on net assets of $44,704,448 and 3,866,591
  shares outstanding........................................               $     11.56
                                                                           ===========

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Statement of Operations for the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................             $   146,892
Interest and discount earned................................                  52,100
                                                                         -----------
Total income................................................                 198,992
                                                                         -----------
EXPENSES:
Investment advisory fees....................................  $110,612
Accounting services.........................................    39,246
Custodian fees..............................................    28,186
Professional fees...........................................    26,333
Offering costs..............................................    19,173
Printing and shareholder reports............................    14,755
Director's fees and expenses................................    13,574
Transfer agent fees.........................................     4,802
Registration fees...........................................     3,026
Pricing fees................................................       300
Other.......................................................     2,011
                                                              --------
Total expenses before reimbursement.........................   262,018
Reimbursement of expenses...................................   (49,303)
                                                              --------
Total expenses after reimbursement..........................                 212,715
                                                                         -----------
Investment loss -- net......................................                 (13,723)
                                                                         -----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET:
Realized gain from investments -- net.......................                 284,188
Change in unrealized appreciation on investments -- net.....              (1,322,958)
                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $(1,052,493)
                                                                         ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE PERIOD
                                                               MONTHS ENDED       APRIL 30, 1999+
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2000     TO DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment loss -- net......................................   $   (13,723)         $    (5,446)
Realized gain (loss) on investments -- net..................       284,188              (47,005)
Change in unrealized appreciation on investments -- net.....    (1,322,958)           3,135,732
                                                               -----------          -----------
Net increase (decrease) in net assets resulting from
  operations................................................    (1,052,493)           3,083,281
                                                               -----------          -----------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
In excess of investment income -- net:
  Class A...................................................            --              (69,125)
In excess of realized gain on investments -- net:
  Class A...................................................            --              (53,492)
                                                               -----------          -----------
Net decrease in net assets resulting from dividends and
  distributions
  to shareholders...........................................            --             (122,617)
                                                               -----------          -----------
CAPITAL SHARE TRANSACTIONS:
Increase in net assets derived from net capital share
  transactions..............................................    21,743,094           21,053,083
                                                               -----------          -----------
NET ASSETS:
Total increase in net assets................................    20,690,601           24,013,747
Beginning of period.........................................    24,013,847                  100
                                                               -----------          -----------
End of period...............................................   $44,704,448          $24,013,847
                                                               ===========          ===========

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Financial Highlights
--------------------------------------------------------------------------------

                                                                             CLASS A
THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM INFORMATION       --------------------------------------
PROVIDED IN THE FINANCIAL STATEMENTS.                          FOR THE SIX        FOR THE PERIOD
                                                               MONTHS ENDED       APRIL 30,1999+
INCREASE/DECREASE IN NET ASSET VALUE:                         JUNE 30, 2000    TO DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $ 12.03              $ 10.00
                                                                 -------              -------
Investment loss -- net......................................          --++                 --++
Realized and unrealized gain (loss) on investments -- net...        (.47)                2.10
                                                                 -------              -------
Total from investment operations............................        (.47)                2.10
                                                                 -------              -------
Less dividends and distributions:
  In excess of investment income -- net.....................          --                 (.04)
  In excess of realized gain on investments -- net..........          --                 (.03)
                                                                 -------              -------
Total dividends and distributions...........................          --                 (.07)
                                                                 -------              -------
Net asset value, end of period..............................     $ 11.56              $ 12.03
                                                                 =======              =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      (3.91%)^             20.94%^
                                                                 =======              =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................       1.25%*               1.25%*
                                                                 =======              =======
Expenses....................................................       1.54%*               2.83%*
                                                                 =======              =======
Investment loss -- net......................................       (.08%)*              (.07%)*
                                                                 =======              =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................     $44,704              $24,014
                                                                 =======              =======
Portfolio turnover..........................................      35.03%               37.25%
                                                                 =======              =======

*  Annualized.
** Total investment returns exclude insurance-related fees and expenses. The
   Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+  Commencement of operations.
++ Amount is less than $.01 per share.
^  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Mercury V.I. U.S Large Cap Fund ( the "Fund") is a series of Mercury Asset Management V.I. Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers two classes of shares. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS -- Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the over-the-counter market are valued at the last available ask price prior to the time of valuation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FINANCIAL FUTURES CONTRACTS -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- OPTIONS -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or Fund positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

(c) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Mercury Asset Management International Limited ("Mercury International"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").

Mercury International is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. Mercury International has entered into a Sub-Advisory Agreement with Fund Asset Management, L.P. ("FAM"), another indirect wholly-owned subsidiary of ML & Co. with respect to the Fund, pursuant to which FAM provides investment advisory services with respect to the Fund's daily cash assets. Mercury International has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury International actually receives for providing services to the Corporation pursuant to the Investment Advisory Agreement.

Mercury International has agreed to limit the annual operating expenses of the Fund to 1.25% and 1.40% of the Fund's average net assets with respect to the Class A Shares and Class B Shares, respectively.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements  (Concluded)
--------------------------------------------------------------------------------

For the six months ended June 30, 2000, Mercury International earned fees of $110,612, of which $49,303 were voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Corporation are officers and/or directors of Mercury International, FAM, PSI, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $32,936,464 and $11,606,613, respectively.

Net realized gains for the six months ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:

                                                              REALIZED    UNREALIZED
                                                                GAINS        GAINS
-------------------------------------------------------------------------------------
Long-term investments.......................................  $284,188    $1,812,774
                                                              --------    ----------
Total investments...........................................  $284,188    $1,812,774
                                                              ========    ==========

As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,812,774, of which $4,649,880 related to appreciated securities and $2,837,106 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $42,654,451.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:

                                                                            DOLLAR
CLASS A SHARES FOR THE SIX MONTHS ENDED JUNE 30, 2000          SHARES       AMOUNT
-------------------------------------------------------------------------------------
  Shares sold...............................................  2,038,813   $23,701,088
  Shares redeemed...........................................   (168,231)   (1,957,994)
                                                              ---------   -----------
  Net increase..............................................  1,870,582   $21,743,094
                                                              =========   ===========

                                                                                     DOLLAR
CLASS A SHARES FOR THE PERIOD APRIL 30, 1999+ TO DECEMBER 30, 1999      SHARES       AMOUNT
----------------------------------------------------------------------------------------------
  Shares sold...................................................       2,113,257   $22,372,710
  Shares issued to shareholders in reinvestment of dividends and
    distributions...............................................          10,561       122,618
                                                                       ---------   -----------
  Total issued..................................................       2,123,818    22,495,328
  Shares redeemed...............................................        (127,819)   (1,442,245)
                                                                       ---------   -----------
  Net increase..................................................       1,995,999   $21,053,083
                                                                       =========   ===========

+ Prior to April 30, 1999 (commencement of operations), the Fund issued
  10 shares to Mercury International for $100.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Officers and Directors
--------------------------------------------------------------------------------

JEFFREY M. PEEK-Director and President

DAVID O. BEIM-Director

JAMES T. FLYNN-Director

W. CARL KESTER-Director

KAREN P. ROBARDS-Director

TERRY K. GLENN-Director and Executive Vice President

DONALD C. BURKE-Vice President and Treasurer

ALLAN J. OSTER-Secretary

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
Financial Data Services, Inc.
P.O. Box 44062
Jacksonville, Florida 32232-4062
(888) 763-2260

This report is authorized for distribution only to current shareholders of the Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury V.I. U.S. Large Cap Fund of
Mercury Asset Management V.I. Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


  [LOGO]      Printed on post-consumer recycled paper                               MERCVI1--6/00